                                                              EXHIBIT 99(b)(13)


                    AMENDMENT AGREEMENT
                 ---------------------------


FBG TREASURY (AUST.) LIMITED

FBG TREASURY (UK) PLC

FBG TREASURY (NZ) LIMITED

FBG TREASURY (USA) INC.

FOSTER'S BREWING GROUP LIMITED

WESTPAC BANKING CORPORATION








ARTHUR ROBINSON & HEDDERWICKS
Stock Exchange Centre
530 Collins Street
Melbourne  3000  Australia
Tel  61  3 9614 1011
Fax  61  3 9614 4661


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                    AMENDMENT AGREEMENT
                 ---------------------------------------------------------------



1.       DEFINITIONS AND INTERPRETATION                                                         1

2.       AMENDMENTS                                                                             2

3.       EFFECTIVE DATE                                                                         2

4.       REMAINING PROVISIONS UNAFFECTED                                                        2

5.       GOVERNING LAW AND JURISDICTION                                                         3

6.       COUNTERPARTS                                                                           3

                    AMENDMENT AGREEMENT
                 ---------------------------------------------------------------


DATE
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PARTIES
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       1.       FBG TREASURY (AUST.) LIMITED (ACN 006 865 738) of 77 Southbank
                Boulevard, Southbank, Victoria, Australia. (TREASURY AUST)

       2. FBG TREASURY (UK) PLC of Montrose House, Chertsey Boulevard, Hanworth Lane, Chertsey, Surrey KT16 9JX (TREASURY UK)

       3. FBG TREASURY (NZ) LIMITED of Level 1, Elder's House, 60 Khyber Pass Road, Grafton, Auckland, New Zealand (TREASURY NZ)

       4. FBG TREASURY (USA) INC., of Suite 274, 103 Foulk Road, Wilmington, Delaware USA (TREASURY USA)

       5. FOSTER'S BREWING GROUP LIMITED (ACN 007 620 886) of 77 Southbank Boulevard, Southbank, Victoria, Australia (FOSTER'S BREWING GROUP)

       6. WESTPAC BANKING CORPORATION (ARBN 007 457 141) of 360 Collins Street, Melbourne (LENDER).

RECITALS
-------------

       A The parties (except Treasury NZ and Treasury USA) are parties to an agreement dated 21 March 1991 (as amended and supplemented) under which the Lenders provide the Borrowers with financial accommodation up to a maximum amount of $A200,000,000 (the PRINCIPAL AGREEMENT).

       B The parties wish Treasury NZ and Treasury USA to become and Treasury NZ and Treasury USA have agreed to become Borrowers under the Principal Agreement.

       C The parties wish to amend the Principal Agreement in the manner set out in this Agreement.

--------------------------------------------------------------------------------

IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

         (a) Words which are defined in the Principal Agreement and which are used in this Agreement have the same meaning in this Agreement as in the Principal Agreement, unless the context requires otherwise.


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                    AMENDMENT AGREEMENT
                 ---------------------------------------------------------------

         (b) The provisions of Clauses 1.2 and 1.3 of the Principal Agreement form part of this Agreement as if set out at length in this Agreement.

2.       AMENDMENTS
--------------------------------------------------------------------------------

         The Principal Agreement is amended to read as set out in Schedule 1.

3.       EFFECTIVE DATE
--------------------------------------------------------------------------------

         This Agreement takes effect, and the parties agree to be bound by the Principal Agreement as amended by this Agreement from the date (the EFFECTIVE DATE) on which Westpac Banking Corporation receives the following in form and substance satisfactory to it:

         (a) a copy of a power of attorney appointing attorneys on behalf of each Borrower and Foster's Brewing Group to execute this Agreement;

         (b) a copy of an extract of a board resolution authorising the execution by each Borrower and Foster's Brewing Group of this Agreement;

         (c) a copy of the Articles of Association of Treasury NZ and the Bylaws of Treasury USA;

         (d) a copy of the Guarantor Accession Deeds duly executed by each of Treasury NZ and Treasury USA;

         (e) a copy of an opinion of Arthur Robinson & Hedderwicks and Simpson Grierson in relation to the obligations of Treasury NZ under the Guarantor Accession Deed and the Trust Deed;

         (f) a copy of an opinion of Arthur Robinson & Hedderwicks and Tucci & Tannenbaum in relation to the obligations of Treasury USA under the Guarantor Accession Deed and the Trust Deed;

         (g) a counterpart of this Agreement duly executed by the Borrowers and Foster's Brewing Group;

         (h) an opinion of Arthur Robinson & Hedderwicks and Simpson Grierson in relation to the obligations of Treasury NZ under this Agreement; and

         (i) an opinion of Arthur Robinson & Hedderwicks and Jones, Day, Reavis & Pogue in relation to the obligations of Treasury USA under this Agreement.

4.       REMAINING PROVISIONS UNAFFECTED
--------------------------------------------------------------------------------

         Except as specifically amended by this Agreement, all terms and conditions of the Principal Agreement remain in full force and effect. With effect from the Effective Date (as defined in Clause 3), the Principal Agreement as amended by this Agreement is to be read as a single integrated document incorporating the amendments effected by this Agreement.


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                    AMENDMENT AGREEMENT
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5.       GOVERNING LAW AND JURISDICTION
--------------------------------------------------------------------------------

         This Agreement is governed by the laws of Victoria. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction in connection with matters concerning this Agreement.

6.       COUNTERPARTS
--------------------------------------------------------------------------------

         This Agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.


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                    AMENDMENT AGREEMENT
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EXECUTED in Melbourne.

Each attorney executing this Agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.

SIGNED for and on behalf of FBG
TREASURY (UK) PLC by its attorney in the presence of:



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ATTORNEY'S SIGNATURE

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PRINT NAME

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WITNESS SIGNATURE

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SIGNED for and on behalf of FBG
TREASURY (AUST.) LIMITED by its attorney in the presence of:


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ATTORNEY'S SIGNATURE

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PRINT NAME

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WITNESS SIGNATURE

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PRINT NAME


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                    AMENDMENT AGREEMENT
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SIGNED for and on behalf of FBG
TREASURY (NZ) LIMITED by its attorney in the presence of:

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ATTORNEY'S SIGNATURE

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PRINT NAME

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WITNESS SIGNATURE

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PRINT NAME

SIGNED for and on behalf of FBG
TREASURY (USA) INC. by its attorney in the presence of:

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ATTORNEY'S SIGNATURE

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PRINT NAME

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WITNESS SIGNATURE

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PRINT NAME


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                    AMENDMENT AGREEMENT
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SIGNED for and on behalf of FOSTER'S
BREWING GROUP LIMITED by its attorney in the presence of:

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ATTORNEY'S SIGNATURE

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PRINT NAME

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WITNESS SIGNATURE

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PRINT NAME

SIGNED for and on behalf of WESTPAC
BANKING CORPORATION by its attorney in the presence of:

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ATTORNEY'S SIGNATURE

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PRINT NAME

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WITNESS SIGNATURE

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PRINT NAME